CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" and "Financial Statements" and to the use of our report dated May 17, 2002, which is incorporated by reference, in Post-Effective Amendment No. 36 to the Registration Statement (Form N1-A Nos. 2-94935 and 811-4179) of Cortland Trust, Inc.






                                                            ERNST & YOUNG LLP


New York, New York
July 25, 2002